                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report: 18-Oct-01

                         CIT Equipment Collateral 2001-1


   A New York                  Commission File        I.R.S. Employer
   Corporation                 No. 0001136811         No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                        Telephone Number (973) 740-5000

       Item 5. Other

                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report

                                                                                    Determination Date:       10/18/01

                                                                                     Collection Period:       09/30/01

                                                                                          Payment Date:       10/22/01
I. AVAILABLE FUNDS
   A.  Available Pledged Revenues
       a. Scheduled Payments Received                                                                   $20,698,747.66
       b. Liquidation Proceeds Allocated to Owner Trust                                                   2,283,233.57
       c. Required Payoff Amounts of Prepaid Contracts                                                      686,820.30
       d. Required Payoff Amounts of Purchased Contracts                                                          0.00
       e. Proceeds of Clean-up Call                                                                               0.00
       f. Investment Earnings on Collection Account and Note Distribution Account                                 0.00
                                                                                                        --------------

                                                                Total Available Pledged Revenues =      $23,668,801.53

   B.  Determination of Available Funds
       a. Total Available Pledged Revenues                                                              $23,668,801.53
       b. Receipt from Class A-4 Swap Counterparty                                                                0.00
       c. Servicer Advances                                                                               4,047,106.30
       d. Recoveries of  prior Servicer Advances                                                         (2,430,844.15)
       e. Withdrawal from Cash Collateral Account                                                         1,054,519.95
                                                                                                        --------------

                                                                Total Available Funds =                  26,339,583.63

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

          1. Reimbursement of Servicer Advances

          2  Servicing Fee                                                                        406,037.04

          3  Class A-1 Note Interest Distribution                                  0.00
             Class A-1 Note Principal Distribution                                 0.00
                                  Aggregate Class A-1 distribution                                      0.00

          4  Class A-2 Note Interest Distribution                          1,038,937.32
             Class A-2 Note Principal Distribution                        21,721,214.08
                                  Aggregate Class A-2 distribution                             22,760,151.40

          5. Class A-3 Note Interest Distribution                          1,015,491.67
             Class A-3 Note Principal Distribution                                 0.00
                                  Aggregate Class A-3 distribution                              1,015,491.67

          6. Class A-4 Note Interest Distribution                            373,327.28
             Class A-4 Note Principal Distribution                                 0.00
                                  Aggregate Class A-4 distribution                                373,327.28

          7. Class B Note Interest Distribution                               43,121.13
             Class B Note Principal Distribution                             346,615.12
                                  Aggregate Class B distribution                                  389,736.25

          8. Class C Note Interest Distribution                               59,876.93
             Class C Note Principal Distribution                             462,153.49
                                  Aggregate Class C distribution                                  522,030.42

          9. Class D Note Interest Distribution                               82,696.21
             Class D Note Principal Distribution                             577,691.86
                                  Aggregate Class D distribution                                  660,388.07

         10. Payment due to the Class A-4 Swap Counterparty                                       212,421.50

         11. Deposit to the Cash Collateral Account                                                     0.00

         12. Amounts in accordance with the CCA Loan Agreement                                          0.00

         13. To the holder of the equity certificate                                                    0.00

                                            Collection Account Distributions =                 26,339,583.63
                                                                                               =============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1. Payment due on the Senior Loan                                                       753,831.83

          2. Payment due on the Holdback                                                                0.00

          3. Payment to the Depositor                                                                   0.00
                                                                                               -------------
                                            Cash Collateral Account Distributions =               753,831.83
                                                                                               =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

       ----------------------------------------------------------------------------------------
             Distribution            Class A-1      Class A-2        Class A-3       Class A-4
               Amounts                 Notes          Notes            Notes           Notes
       ----------------------------------------------------------------------------------------
    1.       Interest Due                 0.00     1,038,937.32     1,015,491.67     373,327.28
    2        Interest Paid                0.00     1,038,937.32     1,015,491.67     373,327.28
    3      Interest Shortfall             0.00             0.00             0.00           0.00
            ((1) minus (2))
    4       Principal Paid                0.00    21,721,214.08             0.00           0.00
    5  Total Distribution Amount          0.00    21,721,214.08       373,327.28     212,421.50
            ((2) plus (4))



       --------------------------------------------------------------------------------------------
              Distribution            Class B        Class C          Class D       Total Offered
                Amounts                Notes          Notes            Notes           Notes
       --------------------------------------------------------------------------------------------
    1.       Interest Due            43,121.13        59,876.93        82,696.21   2,613,450.54
    2        Interest Paid           43,121.13        59,876.93        82,696.21   2,613,450.54
    3     Interest Shortfall              0.00             0.00             0.00           0.00
            ((1) minus (2))
    4       Principal Paid          346,615.12       462,153.49       577,691.86  23,107,674.55
    5  Total Distribution Amount    389,736.25       522,030.42       660,388.07  23,879,117.60
            ((2) plus (4))



IV. Information Regarding the Securities
    A  Summary of Balance Information

       ---------------------------------------------------------------------------------------------------------------
                                    Applicable   Principal Balance  Class Factor  Principal Balance    Class Factor
                 Class                Coupon          Oct-01           Oct-01          Sep-01             Sep-01
                                       Rate        Payment Date     Payment Date    Payment Date       Payment Date
       ---------------------------------------------------------------------------------------------------------------
    a.      Class A-1 Notes           5.0325%                0.00     0.00000                0.00        0.00000
    b.      Class A-2 Notes           5.0200%      226,630,337.35     0.89225      248,351,551.43        0.97776
    c.      Class A-3 Notes           5.2300%      233,000,000.00     1.00000      233,000,000.00        1.00000
    d.      Class A-4 Notes           3.2475%      129,328,157.00     1.00000      129,328,157.00        1.00000
    e.       Class B Notes            5.3100%        9,398,273.85     0.73959        9,744,888.96        0.76687
    f.       Class C Notes            5.5300%       12,531,031.79     0.73959       12,993,185.29        0.76687
    g.       Class D Notes            6.1100%       15,663,789.74     0.73959       16,241,481.61        0.76687

    h.              Total Offered Notes            626,551,589.73                  649,659,264.28

    i.           One - Month Libor Rate                    3.0575%

B  Other Information

       ----------------------------------------------------------------------
                                        Scheduled            Scheduled
                                    Principal Balance     Principal Balance
                Class                    Oct-01                Sep-01
                                      Payment Date          Payment Date
       ----------------------------------------------------------------------
            Class A-1 Notes                      0.00         19,863,854.00




       ------------------------------------------------------------------------------------------------------------
                                                  Target            Class            Target             Class
                                  Class      Principal Amount       Floor        Principal Amount       Floor
             Class             Percentage        Oct-01             Oct-01           Sep-01             Sep-01
                                               Payment Date      Payment Date      Payment Date      Payment Date

       ------------------------------------------------------------------------------------------------------------
             Class A             94.00%        588,958,494.34                      610,679,708.43
             Class B              1.50%          9,398,273.85            0.00        9,744,888.96            0.00
             Class C              2.00%         12,531,031.79            0.00       12,993,185.29            0.00
             Class D              2.50%         15,663,789.74            0.00       16,241,481.61            0.00


 V. PRINCIPAL
    A.  MONTHLY PRINCIPAL AMOUNT

        1. Principal Balance of Notes and Equity Certificates                    649,659,264.28
             (End of Prior Collection Period)

        2. Contract Pool Principal Balance (End of Collection Period)            626,551,589.73
                                                                                 --------------

                                  Total monthly principal amount                  23,107,674.56


VI. CONTRACT POOL DATA
    A.  CONTRACT POOL CHARACTERISTICS

                                             -----------------------------------------------------
                                                 Original            Oct-01           Sep-01
                                                   Pool          Payment Date      Payment Date
                                             -----------------------------------------------------
        1.  a. Contract Pool Balance           847,157,614.00  626,551,589.73      649,659,264.28
            b. No of Contracts                         47,846          45,232              45,653

        2.  Weighted Average Remaining Term             40.60            34.3                35.1

        3.  Weighted Average Original Term               44.1

  B. DELINQUENCY INFORMATION

                               --------------------------------------------------------------------------
                                                  % of Aggregate
                                      % of         Required Payoff       No. Of      Aggregate Required
                                    Contracts          Amount           Accounts       Payoff Amounts
                               --------------------------------------------------------------------------
      1. Current                       93.12%              93.09%          42,122      591,064,779.55
         31-60 days                     3.97%               4.51%           1,796       28,649,671.23
         61-90 days                     1.51%               1.35%             682        8,598,949.74
         91-120 days                    0.62%               0.46%             281        2,916,346.60
         120+ days                      0.78%               0.58%             351        3,713,483.20

                   Total Delinquency   100.0%              100.0%          45,232      634,943,230.32

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                              6,775,378.44
         End of Collection Period                                    8,391,640.59
                                                                     ------------
                   Change in Delinquent Scheduled Payments           1,616,262.15


  C. DEFAULTED CONTRACT INFORMATION

     1. Required Payoff Amount on Defaulted Contracts                3,400,445.76
     2. Liquidation Proceeds received                                2,283,233.57
                                                                     -------------
     3. Current Liquidation Loss Amount                              1,117,212.19

     4. Cumulative Liquidation Losses to date                        6,313,802.89

                               % of Initial Contracts                       2.734%
                   % of Initial Contract Pool Balance                       0.745%


VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT
  A. CASH COLLATERAL ACCOUNT

     1. Opening Cash Collateral Account                                                 47,100,296.66

     2. Deposit from the Collection Account                                                      0.00

     3. Withdrawls from the Cash Collateral Account                                     (1,054,519.95)

     4. Available amount                                                                46,045,776.71

     5. Required Cash Collateral Account Amount                                         45,424,990.26

     6. Cash Collateral Account Surplus/(Shortfall)                                              0.00

     7  Release of Cash Collateral Surplus                                                -620,786.46

     8  Ending Cash Collateral Account                                                  45,424,990.26

  B. CASH COLLATERAL ACCOUNT LOANS

      1. Available Funds
         a. Excess Spread from Collection Account                                            0.00
         b. Investment Earnings                                                        133,045.37

         Total Available Funds                                                         133,045.37

     2.  Distribution of Available Funds
         a. Senior Loan Interest                                                       111,104.72
         b. Senior Loan Principal                                                       21,940.65
         c. Holdback Amount Interest                                                         0.00
         d. Holdback Amount Principal                                                        0.00
         e. Remainder to the Depositor                                                       0.00

     3.  Distribution of CCA Surplus:
         a. Senior Loan Principal                                                      620,786.46
         b. Holdback Amount Principal                                                        0.00
                              Total Distribution of Surplus                            620,786.46

     4.  Summary of Balance and Rate Information
         Applicable Rates for the Interest Period:
         a. Libor Rate for the Interest Period                         3.0575%
         b. Senior Loan Interest Rate                                  6.5575%
         c. Holdback Amount Interest Rate                              8.3075%

          -----------------------------------------------------
                                   Oct-01           Sep-01
               Item             Payment Date     Payment Date
          -----------------------------------------------------
          a. Senior Loan       7,425,678.37       8,068,405.47
          b. Holdback Amount  42,357,880.69      42,357,880.69


VIII. MISCELLANEOUS INFORMATION

   A.  SERVICER ADVANCE BALANCE

     1. Opening Servicer Advance Balance                         6,775,378.44
     2. Current Period Servicer Advance                          4,047,106.30
     3. Recoveries of prior Servicer Advances                   (2,430,844.15)
     4. Ending Servicer Advance Balance                          8,391,640.59

   D.  OTHER RELATED INFORMATION

     1. Discount Rate                                                  6.0260%

     2. Life to Date Prepayment (CPR)                                     8.6%

     3. Life to Date Substitutions:

        a. Prepayments                                   0.00

        b. Defaults                                      0.00

       NCT Funding Company LLC, Chase Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer,
DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    08/20/01


   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation


                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer